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                                                                   Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement of Aspec Technology, Inc. on Form S-8 of our report dated March 12, 1998, appearing in the Registration Statement on Form S-1 (File No. 333-22913) of Aspec Technology, Inc.



Deloitte & Touche LLP
San Jose, California
August 13, 1998